UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 6, 2020

Bioethics, Ltd.

(Exact name of Registrant as specified in its charter)

Nevada	333-55254-41	87-045312
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1661 Lakeview Circle, Ogden, UT, 84403

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 801-399-3632

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company o

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. o

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2020, the Company amended its articles of incorporation with the State of Nevada Secretary of State in connection with its 1-for-10 reverse stock split. The amendment was required due to the fact that the authorized shares remained the same at 250,000,000 despite the 1-for-10 reverse stock split.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit Description

No.

3.4 Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 27, 2020Bioethics, Inc.

/s/ Mark Scharmann

Mark Scharmann

Chief Executive Officer